Q3 2016 Results Supplemental Presentation to Earnings Press Release October 25, 2016 Exhibit 99.2

Forward-Looking Statements Q3 2016 RESULTS NuVasive cautions you that statements included in this presentation that are not a description of historical facts are forward-looking statements that involve risks, uncertainties, assumptions and other factors which, if they do not materialize or prove correct, could cause NuVasive’s results to differ materially from historical results or those expressed or implied by such forward-looking statements. In addition, this presentation contains selected financial results from the third quarter 2016, as well as projections for 2016 financial guidance and longer-term financial performance goals. The Company’s projections for 2016 financial guidance and longer-term financial performance goals represent current estimates, including initial estimates of the potential benefits, synergies and cost savings associated with acquisitions, which are subject to the risk of being inaccurate because of the preliminary nature of the forecasts, the risk of further adjustment, or unanticipated difficulty in selling products or generating expected profitability. The potential risks and uncertainties that could cause actual growth and results to differ materially include, but are not limited to: the risk that NuVasive’s revenue or earnings projections may turn out to be inaccurate because of the preliminary nature of the forecasts; the risk of further adjustment to financial results or future financial expectations; unanticipated difficulty in selling products, generating revenue or producing expected profitability; the risk that acquisitions will not be integrated successfully or that the benefits and synergies from the acquisition may not be fully realized or may take longer to realize than expected; and those other risks and uncertainties more fully described in the Company’s news releases and periodic filings with the Securities and Exchange Commission. NuVasive’s public filings with the Securities and Exchange Commission are available at www.sec.gov. The forward-looking statements contained herein are based on the current expectations and assumptions of NuVasive and not on historical facts. NuVasive assumes no obligation to update any forward-looking statement to reflect events or circumstances arising after the date on which it was made.

Non-GAAP Financial Measures Q3 2016 RESULTS Management uses certain non-GAAP financial measures such as non-GAAP earnings per share, non-GAAP net income, non-GAAP operating expenses and non-GAAP operating profit margin, which exclude amortization of intangible assets, non-cash purchase accounting adjustments on acquisitions, business transition costs, CEO transition related costs, certain litigation charges, significant one-time items, non-cash interest expense and/or losses on repurchase of convertible notes, and the impact from taxes related to these items, including those taxes that would have occurred in lieu of these items. Management also uses certain non-GAAP measures which are intended to exclude the impact of foreign exchange currency fluctuations. The measure constant currency is the use of an exchange rate that eliminates fluctuations when calculating financial performance numbers. The Company also uses measures such as free cash flow, which represents cash flow from operations less cash used in the acquisition and disposition of capital. Additionally, the Company uses an adjusted EBITDA measure which represents earnings before interest, taxes, depreciation and amortization and excludes the impact of stock-based compensation, non-cash purchase accounting adjustments on acquisition, business transition costs, CEO transition related costs, certain litigation charges, and other significant one-time items. Management calculates the non-GAAP financial measures provided in this earnings release excluding these costs and uses these non-GAAP financial measures to enable it to further and more consistently analyze the period-to-period financial performance of its core business operations. Management believes that providing investors with these non-GAAP measures gives them additional information to enable them to assess, in the same way management assesses, the Company’s current and future continuing operations. These non-GAAP measures are not in accordance with, or an alternative for, GAAP, and may be different from non-GAAP measures used by other companies. This presentation is intended to accompany the Company’s third quarter 2016 earnings announcement, which includes financial results reported on a GAAP and non-GAAP basis. For reconciliations of non-GAAP financial measures to the comparable GAAP financial measure, please refer to the earnings announcement, as well as supplemental financial information posted on the Investor Relations section of the Company’s corporate website at www.nuvasive.com.

Third Quarter 2016 Performance* Q3 2016 RESULTS *Performance growth reflects comparison to prior year period; for additional details regarding full year 2016 guidance, see slide 13. ü Reported revenue growth of 19.5% to $239.6 million, or 18.9% on a constant currency basis. Delivered GAAP operating profit margin of 8.8%; non-GAAP operating profit margin of 16.1%. ü Drove GAAP diluted earnings per share of $0.07; non-GAAP diluted earnings per share up 14.3% from prior year to $0.40. ü Reiterated full year 2016 financial guidance in line with prior expectations, with the exception of revenue. Full year 2016 revenue guidance updated to $952.0M vs. $962.0M based on the Q3 2016 revenue results and revised forecast for Q4 2016 revenue in Japan. ü Double-digit revenue growth and strong operating profit margin

2 1 3 PROFITABILITY Operational excellence delivering significant margin expansion GROWTH Driving organic growth with numerous inorganic opportunities available INNOVATION Industry disruptor adding value and addressing unmet needs NuVasive’s Formula for Success Fueling 2016 strategic agenda with proven approach to win Q3 2016 RESULTS

Q3 2016 RESULTS

Third Quarter 2016 Revenue Highlights

U.S. SPINAL HARDWARE

Includes All Implants, Fixation, MAGEC® & PRECICE®

↑ 14.6% in 3Q16

Key Performance Factors

Continued Adoption of Core Product Areas within iGA Platform, Strength in Procedural Volumes and Addition of NSO Portfolio

U.S. SURGICAL SUPPORT

Includes Biologics, IOM Services & Disposables

↑ 25.6% in 3Q16

Key Performance Factors

Driven By Addition of Biotronic and Growth in M5 Neuromonitoring Disposables

INTERNATIONAL

Includes Puerto Rico

↑ 23.0%* in 3Q16

Key Performance Factors

Strong Growth in European and Australian Markets

*Constant currency basis

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Q3 2016 RESULTS

Third Quarter 2016 P&L Performance

Operating leverage story continues to play out

NON-GAP MEASURES	3Q16 ACTUALS	3Q16 YOY PEFORMANCE FACTORS
Gross Margin	**76.3%**	⬆ 80 bps driven by med device tax repeal and lower inventory-related charges
Sales, Marketing + Admin	**55.0%**	⬇ 10 bps improvement from prior year including absorbing 30 bps of costs from NSO
Research + Development	**5.2%**	⬆ 110 bps driven by investments in core NUVA platform, NSO technology & Cervical iGA
Operating Profit Margin	**16.1%**	⬇ 20 bps driven by increased investment in R&D and ~130 bps from investments in the sales force
EPS	**$0.40**	⬆ $0.05; ~14.3% YoY growth
Adjusted EBITDA Margin	**25.9%**	⬇ 80 bps including investments in R&D and sales force and absorbing impact from NSO

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Q3 2016 RESULTS

Driving ~20% CAGR in Adjusted EBITDA Improvements

Disciplined approach to driving profitability resulting in meaningful improvements


(In Millions)
$265
$245
$225
$205
$185
$165
$145
$125
~20% CAGR
$144
$167
$204
~$241
2013
2014
2015
2016E*

Incremental focus on **improving the working capital profile** and **CapEx spending** will drive incremental gains in the free cash flow profile of the company.

FUTURE INITIATIVES

- Significantly reducing inventory days on hand
- Reducing CapEx burn from ~9% to ~6% of revenue through better set configuration and utilization

**NuVasive financial performance guidance as of October 25, 2016; reflects Adjusted EBITDA margin for full year 2016 of 25.4%*

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Q3 2016 RESULTS

Driving Improved Non-GAAP Operating Profit Margin

Long-term commitment to drive at least 100 bps of improvement annually in core business


20%
15%
10%
5%
0%
9.2%
11.4%
15.4%
~16%
2013
2014
2015
2016E*

Driving improved profitability through disciplined spending and improved efficiencies while adding acquisitions that complement overall financial goals.

FY13-16: 680 BPS IMPROVEMENT

- Longer term goal of 25% with key levers identified:
  - Sales force efficiencies
  - International scalability
  - In-house manufacturing
  - Asset efficiencies

**NuVasive financial performance guidance as of October 25, 2016; includes an impact of ~70 bps from NSO*

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Q3 2016 RESULTS Driving Improved Tax Rate Focused on reducing tax rate through international scale and domestic tax planning *NuVasive financial performance guidance as of October 25, 2016. Opportunity to drive non-GAAP effective tax rate lower by ~1,400 bps over 5 years. OPERATING IMPROVEMENTS TAKING HOLD Global tax planning initiatives are playing through: International scale being realized IP migration plans being deployed Building localized capabilities in country In addition, adoption of Accounting Policy Changes benefiting rate in near term *

2016 NORTH AMERICAN SPINE SOCIETY (NASS) iGA Platform for Cervical Furthers computer-aided surgical planning and workflow to drive consistent, verified outcomes Includes the launch of Bendini® OCT, which is able to bend spinal rods for occipito-cervico-thoracic (OTC) cases First expanded platform that supports all spine procedures

2016 NORTH AMERICAN SPINE SOCIETY (NASS) Software that enables O.R. staff to reduce their levels of exposure to surgical radiation Will help increase adoption of minimally invasive surgery without any disruption of surgeon’s familiar workflow Takes low radiation images and improves them to look like conventional full dose images A foundational element of our multi-generational imaging, navigation and surgical automation platform development strategy Another example of NUVA leading the way with differentiated offerings to help surgeons and patients

Q3 2016 RESULTS

Full Year 2016 Financial Performance Guidance*

	FY16 Guidance	Performance Drivers
Revenues • **As reported**	~$952.0M, ~17.2% YoY growth^	~$53M NSO contribution, ~$27M Biotronic; ~$1M currency impact
• **U.S. Spinal Hardware**	~15.9% YoY growth	Strong expected lumbar, cervical and NSO product performance
• **U.S. Surgical Support**	~13.8% YoY growth	Biotronic contribution as of July 1, 2016
• **International**	~32.1% YoY growth	~31% constant currency growth; comprised of core NuVasive growth of ~14%, NSO product growth of ~17%
Non-GAAP Gross Margin	~76.4%	~40 bps YoY increase due to 2-year suspension of med device tax, partially offset by the lower gross margin profile of Biotronic
Non-GAAP Sales, Marketing & Admin.	~55.3%	~110 bps YoY improvement driven by core NuVasive asset efficiencies, support function management and partial improvement related to SM&A profile of Biotronic
Non-GAAP Research & Development	~5.1%	~80 bps YoY increase in organic and inorganic investment in innovation
Non-GAAP Operating Profit Margin	~16.0%	~130 bps YoY improvement in core NuVasive margin, primarily offset by NSO investment
Non-GAAP Earnings Per Share	~$1.64	~25% YoY growth
Adjusted EBITDA Margin	~25.4%	~20 bps YoY increase
Non-GAAP Effective Tax Rate	~37%	~500 bps YoY improvement from 42%; ASU adoption 2016-09
Non-GAAP diluted WASO	~52.0M shares	Increased from ~51.1M shares in 2015 due to higher share price impact on remaining 2017 convertible note dilution; ASU adoption 2016-09

**NuVasive financial performance guidance as of October 25, 2016; ^Constant currency*

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Q3 2016 RESULTS

Why Invest in NuVasive?

Relentless focus on driving shareholder value

Competitively positioned in large and growing global spine market with favorable transformative dynamics playing to NuVasive strengths

Industry-leading innovation and integrated procedural solutions enables share-taking and premium pricing	Drive surgeon conversion, increase service line partnerships and expand services integration	Double International revenue contribution in coming years

Grow revenues at multiples of market in high single-digit range*	Achieve ~25% long-term non-GAAP operating profit margin and ~32% adjusted EBITDA goals*	Optimize tax structure to help drive EPS growth 2x the rate of revenue growth*	Disciplined capital deployment for strategic M&A and partnerships	Set to generate significant increases in free cash flow

*NuVasive financial performance guidance as of October 25, 2016

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